UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2008 – (January 11, 2008)

Date of Report – (Date of earliest event reported)

CHEM RX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Park Place

Long Beach, NY 11561

(Address of principal executive office, including zip code)

(516) 889-8770

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; appointment of Certain Officers: Compensatory Arrangement of Certain Officers

Election of New Directors

(d)(1).  On January 11, 2008, the Board of Directors (the “Board”) of Chem Rx Corporation (the “Company”) increased the size of the Board from four (4) members to seven (7) members and appointed Richard M. Gozia, Robert R. Hinckley, and Andrew R. Jones to fill the vacancies created by such new board positions. Each of Messrs. Gozia, Hinckley and Jones will be Class A directors under the Company’s Amended and Restated By-Laws, and accordingly their terms will expire at the Company’s first annual meeting of stockholders to be held after the consummation of the Company’s business combination with B.J.K. Inc. on October 26, 2007 (the “Business Combination”).

(d)(2).   There were no arrangements or understandings pursuant to which any of Messrs. Gozia, Hinckley or Jones were appointed to the Board. Reference is made to the disclosure under (d)(4) of this Item 5.02 with respect to the deemed beneficial ownership by Mr. Jones with respect to 29.14% of the outstanding shares of Company common stock.

(d)(3).   On January 11, 2008, the Board established an Audit Committee, a Compensation Committee, and a Nominating Committee of the Board, and adopted charters for each such committee. The Board has appointed independent directors to such committees, and named Mr. Gozia as the chairman of the Audit Committee, Mr. Jones as chairman of the Compensation Committee, and Mr. Hinckley as chairman of the Nominating Committee. The initial members of the new committees are as follows:

Audit Committee –
Richard M. Gozia (Chairman)
Robert R. Hinckley
David J. Kellman

Compensation Committee –
Andrew R. Jones (Chairman)
David J. Kellman

Nominating Committee –
Robert R. Hinckley (Chairman)
Andrew R. Jones

Copies of the charters of the Audit Committee, the Compensation Committee and the Nominating Committee are attached to this form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

On January 11, 2008, the Board determined that each of Mr. Gozia, Mr. Hinckley, Mr. Kellman and Mr. Jones is "independent " pursuant to the independence standards for directors set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and NASDAQ Rule 4200(a)(15).

On January 11, 2008, the Board determined that Mr. Gozia meets the audit committee financial expert requirements of NASDAQ Marketplace Rule 4350(d)(2)(A).

The biographies of each of the new members of the Board are as follows:

Richard M. Gozia is Chairman and, since June 2007, Interim Chief Executive Officer of ForeFront Holdings, Inc., a supplier of products and services to the golf industry located in Springfield Tennessee. He has served as a member of the board of directors of ForeFront Holdings since 2005, becoming chairman of the board in 2006, and, from 2005 until July 2007, was a member and chairman of its audit committee. From May 2001 until January 2004, Mr. Gozia served as Chief Executive Officer of Fenix LLC, a holding company with interests in various technology companies. Prior to May 2001, Mr. Gozia held various senior executive positions in the media, technology and food service fields, including as President and Chief Operating Officer of CellStar Corporation, Inc., a global wholesale distributor of cellular phones and accessories. Mr. Gozia was also employed from 1970 to 1978 in the audit department of certified public accounting firm of Arthur Young & Company. Mr. Gozia received a B.S. in Accounting from the University of Missouri and is a certified public accountant. Mr. Gozia has been a member of the board of directors of DGSE Companies, Inc., a marketer of jewelry, bullion products and rare coins and a collateralized lender, based in Dallas Texas, since August 2007.

Robert R. Hinckley has been employed since 2004 as Senior Vice President of Government Programs for Capital District Physicians’ Health Plan, Inc., a 400,000-member not-for-profit health plan headquartered in Albany, New York. From January 2003 to July 2004, Mr. Hinckley served as Senior Deputy Secretary to former New York State Governor George E. Pataki, where he advised the Governor in the areas of health and human services. While serving Governor Pataki, Mr. Hinckley also was the primary government contact for the Governor's work group on health care reform. From April 1996 until December 2002, Mr. Hinckley was employed by the New York State Department of Health, first as the Director of Public Affairs, then as the Deputy Commissioner for Operations. Mr. Hinckley was also appointed by Governor Pataki to the position of Vice Chair, Commission on Health Care Facilities in the 21st Century. The Commission operated from November 2005 through December 2006. Mr. Hinckley holds a B.A. in political science from Colgate University.

Andrew R. Jones, CFA, is the manager of North Star Partners, an investment firm located in Westport Connecticut which he founded in 1996. From 1988 to 1995, Mr. Jones was employed at Tweedy, Browne Company, LLC, an investment company located in New York, where he was responsible for identifying undervalued securities in domestic and international markets. From 1986 to 1988, Mr. Jones was a securities analyst for Glickenhaus & Company, a registered investment advisory firm located in New York. Mr. Jones is a Chartered Financial Analyst and is a member of the New York Society of Securities Analysts. Mr. Jones holds a B.S. in Finance from Ithaca College, and an M.B.A.

from the University of Chicago. Mr. Jones has been a member of the board of directors of Cornell Companies, Inc., a provider of correction, detention, education, rehabilitation and treatment services for adults and juveniles, located in Houston, Texas, since March 2007.

(d)(4).   For purposes of Item 404(a) of Regulation S-K, Andrew R. Jones may be a “related person” by virtue of being deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934) of more than five percent of the outstanding shares of the Company’s common stock. Accordingly the following information is provided with respect to Mr. Jones, notwithstanding the fact that the Company was not a party to Put Option Agreement described below. Moreover, the Company disclaims any interest as a “participant,” for purposes of Item 404(a), in the Put Option Agreement and in the transactions contemplated thereby. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) October 29, 2007 by Mr. Jones and certain entities affiliated with Mr. Jones.

Item 404(a)(1) - Mr. Jones is deemed to be the indirect beneficial owner of 29.14% of the outstanding shares of the Company’s common stock as a result of being the sole manager of NS Advisors, LLC, a Connecticut limited liability company (“NS Advisors”). NS Advisors is the sole general partner, the sole manager or the portfolio manager of certain entities that own shares representing an aggregate of 29.14% of the outstanding shares of the Company’s common stock.

Item 404(a)(2) – Prior to the Company’s Business Combination consummated on October 26, 2007, Jerry Silva, an individual, Steven C. Siva, an individual, Jerry Silva, as life tenant, and Steven C. Silva, as remainderman (collectively, the “Sellers”) and NSP Holdings (an entity of which NS Advisors is the sole manager) entered into a Put Option Agreement (the “Put Option Agreement”) that grants NSP Holdings the right to require the Sellers to purchase up to 3,000,000 shares at a price set forth in the Agreement. The Put Option Agreement is included in the proxy supplement filed with the SEC on October 17, 2007 (as a supplement to the definitive proxy statement filed on October 2, 2007), on page A-24, and such Put Option Agreement is incorporated herein by reference. The Company was not a party to the Put Option Agreement and disclaims any interest as a “participant” in the transactions contemplated thereby.

Item 404(a)(3) – Pursuant to the Put Option Agreement, NSP Holdings could require the Sellers to purchase 3,000,000 shares of the Company’s common stock from NSP Holdings for up to $17,250,000.

Item 404(a)(4) – Pursuant to the Put Option Agreement, NSP Holdings could require the Sellers to purchase 3,000,000 shares of the Company’s common stock from NSP Holdings for up to $17,265,015.

Item 404 (a)(5) – Not applicable.

Item 404 (a)(6) – Not applicable.

(d)(5).   There was no material plan, contract or arrangement to which any of the directors is a party or in which he participates that is entered into in connection with their appointment onto the Board.

Board of Director Compensation

(e).       The Board did not enter into, adopt, or otherwise commence a material compensatory plan, contract or arrangement. The compensation arrangements for non-employee directors will be determined by the Board at a later date.

(f).	Not applicable.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)(1).   On January 11, 2008, the Board approved amendments to Article VI of the Company’s By-laws to allow uncertificated shares of the Company’s common stock to be issued in order to comply with SEC and stock exchange regulations relating to inclusion in the “direct registration system.” Although the Company is not listed in any of the stock exchange, the Board amended the By-laws for the Company to become “DRS Eligible.” The amendments are effective as of January 11, 2008.

(a)(2).   To effect such amendment, Section 6.1 and Section 6.3 of Article VI of the Company’s By-laws were deleted in its entirety and amended to read as follows:

Section 6.1       Certificates of Stock. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chairman of the Board, Chief Executive Officer or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile~~.~~, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer , transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The foregoing notwithstanding, the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be in uncertificated or “book entry” form.

Section 6.3       Transfers of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 6.5 of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person's attorney lawfully constituted in writing and written instruction to the Corporation containing such information as the Corporation or its agents may prescribe. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. The Corporation shall have no duty to inquire into adverse claims with respect to any stock transfer unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner that affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate, in the case of certificated stock or entry in the stock record books of the Corporation, in the case of uncertificated stock, and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Corporation.

The By-laws of the Company, as amended and restated, are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.05 – Amendments to the Registrant’s Code of Ethics, or Waiver or a Provision of the Code of Ethics

(a).       On January 11, 2008, the Board adopted a Code of Conduct and Ethics to establish expectations with respect to the conduct of all the Company’s employees, directors and officers, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Conduct and Ethics is filed herewith as Exhibit 14.1 and incorporated herein by reference.

Item 8.01 – Other Events

On January 16, 2008, the Company issued a press release announcing the appointment of three new directors to its Board, effective January 11, 2008. As set forth above in Item 5.02, the three new directors are Richard M. Gozia, Robert R. Hinckley and Andrew R. Jones. A copy of the press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibits	Descriptions
	3.1	Amended and Restated By-Laws of Chem Rx Corporation
	14.1	Chem Rx Corporation’s Code of Conduct and Ethics
	99.1	Audit Committee Charter
	99.2	Compensation Committee Charter
	99.3	Nominating Committee Charter
	99.4	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEM RX CORPORATION

Dated: January 17, 2008	By: /s/ Steven C. Silva
Name: Steven C. Silva Title: President and Chief Operating Officer

Exhibit Index

Exhibits	Descriptions
3.1	Amended and Restated By-Laws of Chem Rx Corporation
14.1	Chem Rx Corporation’s Code of Conduct and Ethics
99.1	Audit Committee Charter
99.2	Compensation Committee Charter
99.3	Nominating Committee Charter
99.4	Press Release